UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to § 240.14a-12
PLUG POWER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply):
☒   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED NOVEMBER 20, 2025
PLUG POWER INC.
125 Vista Boulevard
Slingerlands, NY 12159
[•], 2025
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Plug Power Inc., a Delaware corporation (“Plug Power,” “Plug” or the “Company”), to be held virtually via live audio webcast on January 15, 2026, at 10:00 a.m. Eastern Time. Plug’s stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/PLUG2026SM.
Two Critical Charter Amendments
At the Special Meeting, you will be asked to approve two important charter amendments that directly affect the Company’s ability to raise capital, meet its contractual obligations and execute its business strategy.
First, the Company is asking stockholders to approve an amendment to correct a structural limitation in its charter that prevents the Company from using the lower voting standard available to many publicly traded Delaware corporations under Section 242(d)(2) of the Delaware General Corporation Law (the “DGCL”), which permits certain charter amendments with approval of a majority of votes cast, rather than a majority of all outstanding shares entitled to vote on such charter amendments. This amendment will align the Company’s voting standard with current Delaware statutes and eliminate an unnecessary procedural constraint on future corporate actions by allowing a more achievable voting standard for, among other things, future amendments to increase or decrease the authorized number of shares of common stock.
Second, the Company is asking stockholders to approve an amendment to increase the number of authorized shares of common stock. The Company is nearing the limit of its currently authorized shares of common stock, which restricts its ability to raise capital and meet obligations under existing agreements.
Background
At the annual meeting of stockholders held on July 3, 2025 (the “2025 Annual Meeting”), the Company sought stockholder approval to amend its charter to increase the number of authorized shares of common stock from 1.5 billion to 3.0 billion (the “Authorized Share Increase Proposal”). The proposal received strong support from approximately 84% of voting stockholders. However, because the Company’s charter requires approval by a majority of all outstanding shares — not votes cast — the proposal did not pass, leaving the Company with a critically limited number of shares available for issuance.
At the same meeting, the Company sought and received stockholder approval to effect a reverse stock split as a contingency measure, which would have the effect of reducing the number of issued shares and thereby increasing authorized shares of common stock available for issuance. Accordingly, the Company currently has the ability to effect a reverse stock split if needed.
Why We Are Asking You to Vote Again
Following the 2025 Annual Meeting, the Company received feedback from stockholders expressing concern about using a reverse stock split to increase authorized shares available for issuance. Based on this stockholder feedback, as well as the Company’s own assessment of the advantages of directly amending the charter relative to implementing a reverse stock split, the Board of Directors (the “Board”), in consultation with outside counsel, determined it advisable and in the best interests of the Company and its stockholders to pursue a two-part solution:
•
Amend the Company’s charter to take advantage of recent amendments to Section 242(d)(2) of the DGCL, which make future charter amendments more achievable; and

•
Again seek stockholder approval to amend the Company’s charter to increase the number of authorized shares of common stock.

If the proposal to increase authorized shares is not approved by stockholders, the Company will proceed with a reverse stock split as previously authorized.
Your Vote Is Critical
The Company currently has less than 0.4% of its total authorized shares of common stock available for future issuance. Without additional authorized shares, the Company will not be able to:
•
Meet its contractual obligations to increase authorized shares of common stock by February 28, 2026;

•
Raise capital necessary for operations and growth; and

•
Execute on its business plans and strategy.

The proxy statement, with the accompanying formal notice of the meeting, describes these proposals in more detail and explains how to vote your shares and submit questions at the Special Meeting. We encourage you to vote as soon as possible — even if you plan to attend virtually — by submitting your proxy online, by telephone, or by mail. Prompt voting helps the Company avoid additional solicitation costs.
We appreciate your continued investment and support, and we look forward to your participation in the Special Meeting on January 15, 2026.
Sincerely,
Andrew J. Marsh
Chief Executive Officer

Preliminary Proxy Statement
Subject to Completion, dated November 20, 2025
PLUG POWER INC.
125 Vista Boulevard
Slingerlands, NY 12159
(518) 782-7700
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on January 15, 2026
NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Plug Power Inc., a Delaware corporation (the “Company”), will be held on January 15, 2026, virtually at www.virtualshareholdermeeting.com/PLUG2026SM, at 10:00 a.m. Eastern Time, for the purpose of considering and voting upon:
1.
The approval of an amendment to the Company’s charter to adjust the voting requirements for certain future amendments to the charter to align with Section 242(d)(2) of the Delaware General Corporation Law (the “DGCL”).

2.
The approval of an amendment to the Company’s charter to increase the number of authorized shares of the Company’s common stock from 1,500,000,000 to 3,000,000,000 shares.

3.
The approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes for the approval of Proposal 1 or Proposal 2.

The Special Meeting will be held in a virtual-only meeting format. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person.
The Board of Directors has fixed the close of business on December 4, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock at the close of business on such record date will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.
A list of stockholders entitled to vote at the Special Meeting will be open to examination by any stockholders, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of at least ten days prior to the Special Meeting at the principal executive offices of the Company at 125 Vista Boulevard, Slingerlands, New York 12159.
THE IMPORTANCE OF SUBMITTING A PROXY TO VOTE YOUR SHARES PROMPTLY
It is imperative that you submit a proxy to vote your shares, no matter how many shares you own. Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder submit a proxy to vote such holder’s shares so that we can achieve a quorum and hold the Special Meeting.
Whether or not you expect to attend the Special Meeting virtually, please submit a proxy to vote your shares to ensure your representation and the presence of a quorum at the Special Meeting. Your vote is important regardless of the number of shares you own.
If your shares are registered in your name, you may submit a proxy to vote your shares on the Internet by visiting www.proxyvote.com, by telephone by calling 1-800-690-6903 and following the recorded instructions or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or submit a proxy to vote by telephone or the Internet and then decide to vote your shares online during the

Special Meeting, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement. See “Can I change my vote or revoke my proxy?”
If your shares are held in the name of a broker, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary to ensure your shares are voted.
This notice of the Special Meeting, the proxy statement and the form of proxy enclosed are available for viewing, printing and downloading at www.proxyvote.com.
By Order of the Board of Directors
Gerard L. Conway, Jr.
Corporate Secretary
Slingerlands, NY
[•], 2025

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, THE PROXY MATERIALS, AND VOTING YOUR SHARES	1
PROPOSAL 1 — APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO ADJUST THE VOTING REQUIREMENTS FOR CERTAIN FUTURE AMENDMENTS TO THE CHARTER TO ALIGN WITH SECTION 242(D)(2) OF THE DGCL	8
PROPOSAL 2 — APPROVAL TO INCREASE THE NUMBER OF THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 1,500,000,000 TO 3,000,000,000	11
PROPOSAL 3 — APPROVAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES	14
RELATED PARTY TRANSACTIONS POLICIES AND PROCEDURES AND TRANSACTIONS WITH RELATED PERSONS	15
PRINCIPAL STOCKHOLDERS	16
SUBMISSION OF STOCKHOLDER PROPOSALS OR DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING OF STOCKHOLDERS	18
AVAILABLE INFORMATION	18
OTHER MATTERS	19
APPENDIX A	A-1

i

PLUG POWER INC.
125 Vista Boulevard
Slingerlands, NY 12159
(518) 782-7700
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
To Be Held on January 15, 2026
This proxy statement and the accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Plug Power Inc. (“we,” “us,” “our,” “Plug Power” or the “Company”) for use at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held virtually at www.virtualshareholdermeeting.com/PLUG2026SM on January 15, 2026 at 10:00 a.m. Eastern Time, and any adjournments or postponements thereof. This proxy statement and the accompanying form of proxy are first being made available to our stockholders on or about [•], 2025. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING,
THE PROXY MATERIALS, AND VOTING YOUR SHARES
What is the purpose of the Special Meeting?
The purpose of the Special Meeting is for our stockholders to consider and vote upon the following matters:
1.
The approval of an amendment to the Company’s charter to adjust the voting requirements for certain future amendments to the charter to align with Section 242(d)(2) of the DGCL (“Proposal 1”).

2.
The approval of an amendment to the Company’s charter to increase the number of authorized shares of the Company’s common stock from 1,500,000,000 to 3,000,000,000 shares (“Proposal 2”).

3.
The approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes for the approval of Proposal 1 or Proposal 2 (“Proposal 3”).

Why is this meeting important?
The Special Meeting is important because Proposals 1 and 2 are critical to the Company’s ability to operate and grow. The first proposal would override a certain provision in the Company’s charter that makes it harder for the Company to approve certain future amendments under Delaware law, aligning its voting standard with the DGCL and other Delaware companies and providing greater flexibility for corporate actions. The second proposal would increase the number of authorized shares of common stock, which the Company urgently needs to raise capital, meet its contractual obligations by February 28, 2026, and continue executing its business strategy. Approval of both proposals will help ensure the Company has the tools and flexibility necessary to fund its operations and drive long-term value for stockholders.
What is the record date and what does it mean?
The record date to determine the stockholders entitled to notice of, and to vote at, the Special Meeting is the close of business on December 4 (the “Record Date”). The Record Date was established by the Board as required by Delaware law.
Who is entitled to vote at the Special Meeting?
Only stockholders of the Company holding shares of common stock of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the

Company had approximately [•] shares of common stock issued and outstanding. Each share of common stock is entitled to one vote for each share of common stock held.
How many votes do I have?
The holders of the Company’s common stock outstanding on the Record Date are entitled to one vote for each share of common stock on each matter to be voted upon at the Special Meeting.
How can I attend the Special Meeting?
We will be hosting our Special Meeting via live webcast. Any stockholder as of the Record Date can attend the Special Meeting virtually at www.virtualshareholdermeeting.com/PLUG2026SM. The webcast will start at 10:00 a.m., Eastern Time, on January 15, 2026. Stockholders may vote and ask questions while attending the Special Meeting online. In order to be able to attend the Special Meeting, you will need the 16-digit control number, which is located on your proxy card. Instructions on how to participate in the Special Meeting are also posted online at www.proxyvote.com.
If you hold your shares in “street name” through a broker, bank or other nominee, you will need to demonstrate proof of beneficial ownership to virtually attend the Special Meeting. A recent brokerage statement or a letter from your bank or broker showing your share ownership as of the Record Date are examples of proof of ownership. If you want to vote your shares held in street name in person, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares, and submit it with your vote.
What is the difference between a stockholder of record and a “street name” holder?
If your shares are registered directly in your name with Broadridge Corporate Issuer Solutions, Inc., our transfer agent, you are considered the stockholder of record with respect to those shares. The notice of the Special Meeting has been sent directly to you by us.
If your shares are held through one or more brokers, banks or other nominees, such broker, bank or nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name”. The notice of the Special Meeting, this proxy statement and voting instructions should have been forwarded to you from the third party or parties through which you hold our shares. As the beneficial owner, you have the right to direct your nominee on how to vote your shares. You will receive instructions from your nominee explaining how you can vote your shares. We encourage you to provide voting instructions to your nominee.
This ensures that your shares will be voted at the Special Meeting according to your instructions.
What is a broker non-vote?
Brokers, banks and other securities intermediaries generally are subject to New York Stock Exchange (“NYSE”) rules. Under NYSE rules, if you hold shares through a broker, bank or other nominee and you do not timely provide voting instructions to them before the Special Meeting, that firm has the discretion to vote your shares only on proposals that are “routine” as determined by the NYSE. Brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other nominee has not received voting instructions from the beneficial owner of the shares and the broker, bank or other nominee cannot vote the shares because the matter is considered “non-routine” under the NYSE rules. Proposal 1 is considered to be a “non-routine” proposal under the NYSE rules such that your broker, bank or other nominee may not vote your shares on that proposal in the absence of your voting instructions. Because Proposal 3 relates in part to Proposal 1, which is a non-routine matter, brokers may not vote uninstructed shares on this proposal. By contrast, Proposal 2 is considered to be a “routine” proposal under the NYSE rules and thus if you do not return voting instructions to your broker, bank or other nominee, your shares may be voted by your broker, bank or other nominee in its discretion on such proposal.

How will my shares be voted if I am a stockholder of record?
Your proxy will be voted according to your instructions. If you are a stockholder of record and do not submit a proxy to vote your shares via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you attend the Special Meeting virtually and vote your shares. If you submit a proxy to vote your shares via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board.
Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board.
How do I vote my shares?
Your vote is very important to us. If you are a stockholder of record, you can submit a proxy to vote your shares by one of the methods explained below:
•
By Telephone — All record holders can submit a proxy to vote their shares by touchtone telephone from the United States by dialing (800) 690-6903. Please have your notice or proxy card, which will contain your voter control number, in hand when voting. “Street name” holders may direct the voting of their shares by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the notice of the Special Meeting they send you. The telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to submit a proxy to vote their shares, and to confirm that their instructions have been recorded properly.

•
By Internet Prior to the Special Meeting — All record holders can transmit their proxy via the Internet prior to the Special Meeting by following the instructions provided in the proxy card. If you submit a proxy to vote your shares over the Internet prior to the Special Meeting, you will need to have your voter control number printed on the proxy card to access the website. The website is available at www.proxyvote.com.

•
Via the Internet During the Special Meeting — All record holders can vote your shares online while virtually attending the Special Meeting by following the instructions described at www.proxyvote.com. If you vote by proxy prior to the Special Meeting and choose to attend the Special Meeting virtually, there is no need to vote again during the Special Meeting unless you wish to change your vote.

•
By Written Proxy — If you received a proxy card, you may submit a proxy to vote your shares by completing, signing and returning the proxy card by mail. If you are a “street name” holder, you will receive instructions and a voting instruction card from your bank, broker or other nominee.

The Board has appointed Andrew J. Marsh, Chief Executive Officer, and Gerard L. Conway, Jr., General Counsel, Corporate Secretary and Executive Vice President, each with full power of substitution and re-substitution, to serve as the proxies for the Special Meeting.
If you are a stockholder of record and you complete all of the proxy card except one or more of the voting instructions or otherwise fail to provide specific voting instructions, then the designated proxies will vote your shares for the proposal for which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the Special Meeting, then the designated proxies will vote your shares in their discretion.
If you hold your shares in “street name,” it is critical that you provide voting instructions to your bank, broker or other nominee if you want your vote to count in Proposal 1 since that is considered a non-routine proposal under the NYSE rules. Under the rules, if you do not instruct your broker, bank or other nominee in a timely fashion how to vote your shares (so-called “broker non-votes”), your broker, bank or other nominee cannot vote on such proposal and your shares will have the effect of votes cast “against” Proposal 1. See “What is a broker non-vote?” above. Even if you plan to attend the Special Meeting virtually, we encourage you to submit a proxy to vote your shares in advance of the Special Meeting so that, in the event that you become unable to attend the Special Meeting, your shares will still be voted as directed by you. Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on January 14,

2026, and mailed proxy cards must be received by 11:59 p.m. Eastern Time on January 14, 2026 in order to ensure that they are counted at the Special Meeting. If the Special Meeting is adjourned or postponed, these deadlines may be extended. The voting deadlines and methods of voting for beneficial owners of shares held in “street name” will depend on the voting processes of the brokers, banks or other nominees that hold your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from such broker, bank or nominee.
What are my choices when voting?
Stockholders may vote for any of the proposals, vote against any of the proposals, or abstain from voting on any of the proposals.
What are the Board of Directors’ recommendations on how I should vote my shares?
The Board unanimously recommends that you vote your shares as follows:
Proposal 1 — FOR the approval of an amendment to the Company’s charter to adjust the voting requirements for certain future amendments to the charter to align with Section 242(d)(2) of the DGCL.
Proposal 2 — FOR the approval of an amendment to the Company’s charter to increase the number of authorized shares of the Company’s common stock from 1,500,000,000 to 3,000,000,000 shares.
Proposal 3 — FOR the approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes for the approval of Proposal 1 or Proposal 2.
What happens if the stockholders do not approve Proposal 1?
If Proposal 1 is not approved by the stockholders, then the Company’s charter will not be amended to adjust the voting requirements for future amendments to the Company’s charter permitted under Section 242(d)(2) of the DGCL. Section 242(d) was recently added to the DGCL to modify the default voting standard for the approval by stockholders of amendments to a Delaware corporation’s charter to increase or decrease the corporation’s authorized shares or implement a reverse stock split, among other things. This recent amendment to Delaware law was designed to make it easier for publicly traded companies to obtain stockholder approval for certain charter amendments by changing the voting standard from a majority of shares outstanding to a majority of votes cast. The Company’s charter, however, predates this legislative change and still requires the more stringent voting standard. Proposal 1 would modernize the Company’s charter to take advantage of this updated Delaware law, bringing the Company in line with the current legal framework and other Delaware corporations that have adopted their charters more recently or have amended their charters to reflect this change. Proposal 1 would update the Company’s charter to align with current Delaware law and reduce the practical difficulties of obtaining the required vote, particularly given the Company’s large retail stockholder base and historically low voting participation rates. If the Company is not able to adjust the voting requirements for future amendments to the Company’s charter permitted under Section 242(d)(2) of the DGCL, the Company may need to effect a reverse stock split each time it needs to increase the number of shares of common stock available for issuance. This would be an inefficient approach that could negatively impact stockholders, as reverse stock splits would need to be implemented repeatedly rather than simply increasing authorized shares when needed. Approving Proposal 1 would provide the Company with greater flexibility and avoid the need for such repeated reverse stock splits in the future.
What happens if the stockholders do not approve Proposal 2?
If Proposal 2 is not approved by the stockholders, then the Company’s charter will not be amended to increase the number of authorized shares of the Company’s common stock. The Company received the requisite vote of stockholders at the 2025 Annual Meeting to approve the reverse stock split proposal. Accordingly, if Proposal 2 is not approved, the Company will effect a reverse stock split as a means of effectively increasing its number of authorized shares of common stock available for issuance.

What if I do not specify how I want my shares voted?
If you are a stockholder of record and you submit a proxy to vote your shares via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. The Board of Directors recommends voting as set forth above under “What are the Board of Directors’ recommendations on how I should vote my shares?”
If you are a “street name” holder and do not provide voting instructions on one or more proposals or otherwise vote without giving specific voting instructions, your bank, broker or other nominee may be able to vote those shares only on Proposal 2, a routine proposal. See “What is a broker non- vote?” and “How do I vote my shares?” above.
Can I change my vote or revoke my proxy?
Yes. If you are a record holder, you may revoke your proxy at any time before it is voted on any matter at the Special Meeting by any of the following means on or before 11:59 p.m. Eastern Time on January 14, 2026:
•
Submitting a proxy to vote your shares by telephone or online over the Internet at a later date as described in the “How do I vote my shares” section above;

•
Completing and returning a new valid proxy bearing a later date and returning it by mail; or

•
Giving written notice of revocation to the Company addressed to the Corporate Secretary, at the Company’s address above.

Virtually attending the Special Meeting, without voting online during the Special Meeting, will not revoke any proxy previously submitted over the Internet, or by telephone, nor will it revoke any proxy previously submitted by mail.
If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions. Please contact your bank, broker or other nominee and follow its directions to change your vote.
What vote is required to approve each proposal?
For Proposal 1, the affirmative vote of the holders of a majority of the voting power of the shares of common stock outstanding and entitled to vote on the matter is required.
For Proposal 2, the affirmative vote of the holders of a majority of the voting power of the shares of common stock outstanding and entitled to vote on the matter is required.
For Proposal 3, the affirmative vote of the holders of a majority of votes properly cast on the matter is required.
How are abstentions and broker non-votes treated?
Abstentions and broker non-votes are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. For Proposal 1, abstentions and broker non-votes will count the same as votes cast against the proposal. For Proposal 2, abstentions and broker non-votes, if any, will have the same effect as votes cast against the proposal; however, broker non-votes are not expected on Proposal 2 because it is considered a routine matter under NYSE rules. For Proposal 3, abstentions and broker non-votes will have no effect on the outcome of the proposal.
What is the required quorum for the Special Meeting and how can it be adjourned ?
The presence, virtually or by proxy, of the holders of one-third of the voting power of the outstanding shares of the Company’s capital stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining whether a quorum exists, shares are counted as present at the Special Meeting if a stockholder entitled to vote is present at the meeting, or has submitted a properly signed proxy in writing, or by voting over the Internet or by telephone. We also count votes withheld, abstentions and broker non-votes as present for purposes of determining a quorum. The Board may postpone and reschedule the Special Meeting. In the absence of a quorum, the Special Meeting may be adjourned from time to time either by the chair of the meeting or the holders of voting stock representing a majority of the voting power present at the meeting. When the Special Meeting is convened, the presiding officer or the stockholders present or represented by proxy at the Special Meeting may adjourn the meeting from time to time for any reason, regardless of whether a quorum is present. An adjourned meeting may reconvene at any other time and notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. However, if the adjournment is for more than thirty days from the meeting date, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board must fix a new record date for notice of the adjourned meeting and give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.
Can I access the notice of Special Meeting and this proxy statement on the Internet?
Yes, these materials are available on our website and can be accessed at www.proxyvote.com. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission (the “SEC”).
What are the solicitation expenses and who pays the cost of this proxy solicitation?
Our Board is soliciting your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of the Company’s common stock and collecting voting instructions. We may use our officers and employees to solicit proxies. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. In addition, we have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for an aggregate fee of $20,000 plus reimbursement of expenses. The fees of the proxy solicitors as well as the reimbursement of expenses of the proxy solicitors will be borne by us.
Is this proxy statement the only way that proxies are being solicited?
No. In addition to the solicitation of proxies by use of the mail, our officers and employees, as well as our proxy solicitors, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Company’s common stock registered in their names, will be requested to forward solicitation materials to the beneficial owners of shares of the Company’s common stock.
Where can I find voting results?
The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Special Meeting.
What is “householding” and how does it affect me?
With respect to eligible stockholders who share a single address, we may send only one notice or proxy statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs and reduce our environmental impact. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159, Attn: Investor Relations or call the Company at (518) 782-7700 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our notice or proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.
We hereby undertake to deliver promptly, upon written or oral request, a copy of the notice or proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of proxy or voting materials. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a notice for shares held in your name and a notice or voting instruction card for shares held in “street name.” Please complete, sign, date, and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Can I request a paper or email copy of the proxy materials?
Yes. To facilitate timely delivery of paper or email copies, all requests must be received by [•], 2026. The notice of the Special Meeting and this proxy statement are available at www.proxyvote.com. Stockholders can elect to receive paper copies in the mail by visiting www.plugpower.com, by writing to Investor Relations at Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159 or by contacting the Company at (518) 782-7700.
Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of Plug Power Inc. stock, you may contact your broker, bank or other nominee to find out whether this service is available to you. If your broker or bank uses Broadridge Investor Communications, you can sign up to receive electronic proxy materials at www.proxyvote.com.
Who can help answer my questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. Please feel free to contact the firm assisting us in the solicitation of proxies, MacKenzie Partners, Inc., if you have any questions or need assistance in voting your shares. Banks and brokers may call MacKenzie Partners, Inc. at (212) 929-5500. Stockholders may contact MacKenzie Partners, Inc. toll-free at (800) 322-2885 or at proxy@mackenziepartners.com.

PROPOSAL 1 — APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO ADJUST THE VOTING REQUIREMENTS FOR CERTAIN FUTURE AMENDMENTS TO THE CHARTER TO ALIGN WITH SECTION 242(D)(2) OF THE DGCL
Overview
The Board is asking stockholders to approve an amendment to the Company’s charter to adjust the voting requirements for certain future charter amendments to align with Section 242(d)(2) of the DGCL. We refer to this proposed amendment as the “Voting Requirement Amendment” in this proxy statement.
Background
Many corporations have historically struggled to obtain the necessary stockholder approval to effect increases in their authorized stock due to low turnout by retail investors. Delaware law recognized this reality and recently amended Section 242 of the DGCL. Pursuant to new Section 242(d)(2) of the DGCL, unless otherwise required by a corporation’s charter, the threshold for stockholder approval of a charter amendment to implement an increase or decrease in the number of authorized shares of a class of capital stock of a corporation or to effect a reverse stock split with respect to issued shares of a class of capital stock of a corporation is the affirmative vote of a majority of the votes cast, so long as (a) the applicable class of shares is listed on a national securities exchange immediately before the charter amendment becomes effective and (b) the corporation will meet exchange listing requirements concerning minimum number of stockholders immediately after the amendment becomes effective.
Thus, Section 242(d)(2) would permit a corporation such as Plug, which has a single class of stock that is listed on a national securities exchange, to approve an amendment to its charter to increase the authorized shares of such class with a majority of the votes cast by the holders of the shares of such class, rather than a majority of the outstanding shares of such class. Unfortunately, Plug’s charter, which was adopted in connection with its initial public offering in 1999, currently includes language that requires a majority in voting power of the outstanding shares entitled to vote in addition to the affirmative vote of a majority of the outstanding shares of each class entitled to vote as a class with respect to a charter amendment to increase its authorized shares of common stock, and thus prevents the Company from availing itself of the lower stockholder voting requirement under Section 242(d)(2) of the DGCL.
At the 2025 Annual Meeting, the Company sought stockholder approval to amend its charter to increase its authorized shares of common stock, or the Authorized Share Increase Proposal, through a standard charter amendment. Although an overwhelming majority of the stockholders who voted at the 2025 Annual Meeting voted in favor of the Authorized Share Increase Proposal, the Company was not able to secure the affirmative vote of a majority of the outstanding shares of common stock. To illustrate the impact of the current voting requirement, at the 2025 Annual Meeting, the Authorized Share Increase Proposal received 415,854,005 votes in favor, representing approximately 84% of the votes cast. However, because the Company’s charter requires the affirmative vote of a majority of all outstanding shares (not just a majority of votes cast), the proposal needed 574,463,925 affirmative votes to pass — meaning that the Company needed to secure affirmative votes from approximately 50% of all outstanding shares, not just 50% of shares that actually voted. Under the proposed Voting Requirement Amendment and Section 242(d)(2) of the DGCL, this same proposal would have been approved because it received the affirmative vote of a majority of the votes actually cast on the proposal.
At the same meeting, the Company sought and received stockholder approval to effect a reverse stock split as a contingency measure, which would have the effect of reducing the number of issued shares and thereby increasing authorized shares of common stock available for issuance. Accordingly, the Company currently has the ability to effect a reverse stock split if needed. However, the Company has received feedback from stockholders who have expressed concern about using a reverse stock split to increase the Company’s authorized shares of common stock available for issuance.
The Company’s proxy advisors have advised the Company that it will face significant challenges in securing the vote of the holders of a majority of the outstanding shares of its common stock. Over the past three years, the Company has seen a steady decline in stockholder participation at its meetings for a variety of reasons outside of its control. A majority of the Company’s stockholders are retail investors who generally hold smaller numbers of shares than institutional investors and, due to, among other things, “rational apathy” are less likely to vote. In addition, many of the Company’s institutional stockholders loan out their shares, which has further decreased stockholder participation, as institutional stockholders cannot vote loaned shares and the borrowers often sell their shares or, to the extent they hold shares, have little to no interest in voting them. Similarly, retail stockholders who hold shares through brokerage accounts with margin features have allowed the brokers to loan out their shares, resulting in the same voting dynamics. Additionally, foreign shareholders generally do not vote due to the extremely complex holding structures under which European and Asian beneficial stockholders’ shares are held. These factors have had an increasingly detrimental impact on stockholder turnout at meetings.
The Board of Directors has concluded that, due to the tremendous difficulty of securing the stockholder vote to increase the authorized shares of common stock under the current charter, it is advisable and in the best interests of the stockholders to amend its charter to align the existing voting threshold with DGCL Section 242(d)(2). The amended charter would enable the Company to take advantage of the recent amendments to the DGCL that would permit it to increase its authorized shares of common stock, or to effect a reverse split of the common stock, with a majority of the votes cast, as permitted by recent amendments to Delaware law. The Board believes that the current voting requirement effectively gives disproportionate influence to stockholders who fail to vote on these matters, including those who fail to vote due to “rational apathy,” as their non-votes have the same effect as votes against a proposal to approve such matters. This is inconsistent with fundamental principles of corporate democracy, where decisions should be made by those stockholders who choose to participate in the voting process. The Voting Requirement Amendment would ensure that corporate decisions are made by engaged stockholders who actually cast votes, rather than being determined by stockholder apathy or the practical difficulties of share lending and foreign ownership structures. This approach is consistent with modern corporate governance practices and the recent amendments to Delaware law that recognize the challenges faced by publicly traded companies with significant retail ownership.
If the Voting Requirement Amendment is approved, assuming the Company continues to satisfy the conditions on the use of the reduced voting standard under Section 242(d), future proposed amendments to increase or decrease our authorized shares of common stock, or to effect a reverse split of our common stock, may be approved by the holders of a majority of the votes cast on the proposal, counting only the votes cast for or against the proposal. Under the revised voting standard, only votes actually cast “for” or “against” such proposals would be counted in determining whether the proposals are approved. Broker non-votes, abstentions, and shares not present at the meeting would have no effect on the outcome of the vote (assuming a quorum is present). This is in contrast to the current standard, which requires the affirmative vote of a majority of all outstanding shares, meaning that shares not voted effectively count as votes against the proposal. Our Board of Directors believes the proposed amendment to align the voting thresholds for the matters described above with Section 242(d)(2) of the DGCL is critical to ensuring that the Company is able to increase or decrease its authorized shares, or implement reverse stock splits, in the future if necessary.
Effect of the Voting Requirement Amendment
If the Voting Requirement Amendment is approved, our charter will, consistent with Section 242(d)(2) of the DGCL, (i) allow an approval of an increase or decrease in the number of authorized shares of a class of stock by the affirmative vote of a majority of the votes cast that are entitled to vote thereon and (ii) allow a reverse stock split of such class to be approved by the affirmative vote of a majority of the votes cast that are entitled to vote thereon, so long as (x) the applicable class of the Company’s shares is listed on a national securities exchange immediately before the charter amendment becomes effective and (y) the Company meets exchange listing requirements concerning minimum number of stockholders immediately after the amendment becomes effective. In addition, the Company may effect a forward stock split of a class of stock (and, in connection therewith, increase the number of authorized shares of such class up to an amount proportionate to the split) without a stockholder vote if the Company has only one class of shares outstanding and that class is not divided into series in accordance with Section 242(d)(1) of the DGCL.
The Voting Requirement Amendment only affects the voting standard for (i) increases or decreases in authorized shares and (ii) reverse stock splits (and, under certain circumstances, forward stock splits). All other charter amendments will continue to require approval under the voting standards currently set forth in the Company’s charter and applicable Delaware law.

Text of the Proposed Voting Requirement Amendment
If the Voting Requirement Amendment is approved by the requisite stockholder vote, the fifth paragraph of Article IV of our charter will be amended in its entirety as follows:
“Except as otherwise provided in any certificate of designation of any series of Undesignated Preferred Stock, and notwithstanding anything to the contrary in Article IX of this Amended and Restated Certificate of Incorporation or otherwise, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the requisite vote of the holders of the capital stock of the Corporation entitled to vote thereon as provided in Section 242(d)(2) of the DGCL, and no vote of the holders of either the Common Stock or Undesignated Preferred Stock voting separately as a class shall be required therefor irrespective of the provisions of Section 242(b)(2) of the DGCL.”
Timing and Effect of the Proposed Voting Requirement Amendment
If the Voting Requirement Amendment is approved by our stockholders, the Company, as promptly as practicable, will file a Certificate of Amendment with the Delaware Secretary of State, which will become effective immediately upon such filing. If the proposed Voting Requirement Amendment is not approved by stockholders, the charter will not reflect this change. In accordance with the DGCL and the resolutions of the Board authorizing the amendments to Article IV of the charter, the Board may elect to abandon or delay Proposal 1 without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware if it determines, in its sole discretion at any time, that Proposal 1 is no longer in the best interests of the Company.
Vote Required for Approval
A quorum being present, the affirmative vote of a majority of the voting power of the shares of common stock outstanding and entitled to vote on the matter is required. Abstentions and broker non-votes, if any, will count the same as votes cast against this Proposal 1.
Recommendation of the Board
THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 1.

PROPOSAL 2 — APPROVAL TO INCREASE THE NUMBER OF THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 1,500,000,000 TO 3,000,000,000
Increase in Number of Authorized Shares of Common Stock
Our Board has unanimously approved, subject to stockholder approval, an amendment to our charter to increase the total number of authorized shares of common stock from 1,500,000,000 to 3,000,000,000. The number of authorized shares of preferred stock, which currently consists of 5,000,000 shares of preferred stock, will remain the same. Our Board believes that increasing the authorized shares of common stock through an amendment of our charter is preferable to increasing the authorized shares of common stock available for issuance by implementing a reverse split of the common stock to reduce the number of issued shares.
Reasons for the Authorized Share Increase Proposal
We currently have less than 0.4% of our total authorized shares of common stock available for future issuance. In addition, the Company has contractual obligations to increase its authorized shares of common stock by February 28, 2026 with respect to the warrants to purchase 185,430,464 shares of common stock that were issued on October 9, 2025 and the $375.0 million aggregate principal amount of 6.75% convertible senior notes due 2033 that were issued on November 21, 2025. Approval of Proposal 2 is critical to the Company’s ability to satisfy its contractual obligations, raise capital to fund operations and execute the Company’s business strategy, and maintain flexibility for strategic transactions and other corporate purposes.
In determining the size of the proposed authorized share increase, our Board consulted Institutional Shareholder Services and considered a number of factors, including the amount of capital needed to fund our operations, the need to issue equity awards and the potential need for additional shares in connection with future equity or equity-linked transactions, acquisitions or other strategic transactions. Our Board believes it is important to provide the Company with the ability to respond to future business opportunities requiring the issuance of shares, including the consummation of equity-based financings, acquisitions or strategic joint venture transactions involving the issuance of shares, and to issue additional equity awards to employees, officers, directors and consultants, without the potential expense and delay associated with obtaining stockholder approval for a particular issuance.
Potential Effects of An Increase in Authorized Shares
Proposal 2 will not have any immediate effect on the rights of our existing stockholders. Our Board will have the authority to issue additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of the stock exchange. Issuance of additional shares of common stock would not affect the rights of the holders of our issued and outstanding shares of common stock, except for effects incidental to any increase in the number of shares of common stock issued and outstanding, such as dilution of earnings per share and voting rights. The additional authorized shares of common stock, if and when issued, would be part of the existing class of our common stock and would have the same rights and privileges as the shares of our common stock currently outstanding. Our stockholders do not have preemptive rights with respect to our common stock. Therefore, should our Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.
Although our Board believes Proposal 2 is in the best interests of the Company and our stockholders, it is possible that subsequent issuances of shares of common stock could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued common stock could, within the limits imposed by applicable law and stock exchange rules, be issued in one or more transactions that could make a change in control of the Company more difficult, and therefore, less likely. For example, the Board could issue additional shares to parties who would support the Board’s position in a contested matter. However, the proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of any plan by the Board to adopt a series of anti-takeover measures. The Company does not have a stockholder rights plan (commonly known as a “poison pill”) in place. The primary purpose of this proposal is to provide the Company with the flexibility to meet its business and financial needs as described above. Any future issuance of shares will be subject to the Board’s fiduciary duties to act in the best interests of the Company and its stockholders, as well as applicable legal and regulatory requirements.
Why Increasing Authorized Shares is Preferable to a Reverse Stock Split
While the Company has the ability to effect a reverse stock split (which was approved by stockholders at the 2025 Annual Meeting) as a means of increasing the number of authorized shares of common stock available for issuance, the Board believes that directly increasing the authorized shares of common stock through a charter amendment is the better approach for the following reasons:
•
Avoids Market Perception Issues:   Reverse stock splits are often viewed negatively by the market and can create downward pressure on stock prices, even though they do not change the fundamental value of the Company.

•
Preserves Share Liquidity:   A reverse stock split would reduce the number of shares outstanding, which could reduce trading liquidity and potentially impact the stock’s attractiveness to certain investors.

•
Stockholder Preference:   The Company has received feedback from stockholders expressing concern about the Company effecting a reverse stock split.

•
Avoids Repeated Transactions:   If the Company effects a reverse stock split now and later needs additional authorized shares of common stock, it would need to effect another reverse stock split or seek stockholder approval for another charter amendment. Increasing the authorized shares of common stock now provides longer-term flexibility.

For these reasons, the Board believes that approving Proposal 2 is the preferred path forward.
Text of Proposal 2
If Proposal 2 is approved by the requisite stockholder vote, the first paragraph of Article IV of our charter will be amended in its entirety as follows:
“The total number of shares of capital stock which the Corporation shall have the authority to issue is Three Billion Five Million (3,005,000,000) shares, of which (i) Three Billion (3,000,000,000) shares shall be common stock, par value $0.01 per share (the “Common Stock”), and (ii) Five Million (5,000,000) shares shall be preferred stock, par value $0.01 per share (the “Undesignated Preferred Stock).”
Timing and Effect of Proposal 2
If Proposal 2 is approved by our stockholders, the increase in authorized shares of common stock from 1,500,000,000 to 3,000,000,000 will become effective immediately upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Special Meeting.
If both Proposal 1 and Proposal 2 are approved by stockholders, the Company will file a single combined Certificate of Amendment that amends both the first paragraph and the fifth paragraph of Article IV of the charter, as set forth in Appendix A to this proxy statement. The combined Certificate of Amendment will become effective upon filing with the Delaware Secretary of State.
If only Proposal 1 is approved (and Proposal 2 is not approved), the Company will file a Certificate of Amendment that amends only the fifth paragraph of Article IV of the charter to implement the Voting Requirement Amendment. In this scenario, the Company will proceed with a reverse stock split as a means of effectively increasing its number of authorized shares of common stock available for issuance.
If only Proposal 2 is approved (and Proposal 1 is not approved), the Company will file a Certificate of Amendment that amends only the first paragraph of Article IV of the charter to increase the number of authorized shares of common stock from 1,500,000,000 to 3,000,000,000 shares.

Other than the proposed amendments to Article IV, the remainder of the charter will remain unchanged after effectiveness of the Certificate of Amendment. In accordance with the DGCL and the resolutions of the Board authorizing the amendment to Article IV of the charter, the Board may elect to abandon or delay Proposal 2 without further action by the stockholders at any time prior to the effectiveness of the Certificate of Amendment with the Secretary of State of the State of Delaware if it determines, in its sole discretion at any time, that Proposal 2 is no longer in the best interests of the Company.
Board’s Preferred Outcome
The Board’s preferred outcome is the approval of both Proposal 1 and Proposal 2. This would provide the Company with (i) the increased authorized shares of common stock needed to meet its immediate business needs and (ii) the flexibility to more easily adjust its authorized shares of common stock in the future if needed, without the practical difficulties experienced at the 2025 Annual Meeting. However, the Board believes that Proposal 2 is critical and should be approved even if Proposal 1 is not approved. The Company has an urgent need for additional authorized shares to satisfy its contractual obligations by February 28, 2026 and to pursue its business strategy.
Vote Required for Approval
A quorum being present, the affirmative vote of a majority of the voting power of the shares of common stock outstanding and entitled to vote on the matter is required to approve this Proposal 2. Abstentions and broker non-votes, if any, will have the same effect as votes cast against this Proposal 2; however, broker non-votes are not expected on this proposal because it is considered a routine matter under NYSE rules, meaning brokers may vote uninstructed shares in their discretion.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2.

PROPOSAL 3 — APPROVAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES
Background of and Rationale for the Adjournment Proposal
Based on the recent low historical stockholder turnout at the Company’s annual meetings of stockholders, the Company believes obtaining the requisite stockholder approval of Proposals 1 and 2 may be challenging despite the Company’s best efforts to solicit participation of its stockholders, directly and with the assistance of its proxy solicitors. At the 2025 Annual Meeting, only approximately 43% of outstanding shares were voted, and at the 2024 annual meeting, only approximately 48% of outstanding shares were voted. Given that Proposals 1 and 2 each require the affirmative vote of a majority of all outstanding shares (not just a majority of shares voted), the Company faces significant practical challenges in obtaining the necessary votes, even if a substantial majority of voting stockholders support the proposals. For example, at the 2025 Annual Meeting, approximately 84% of stockholders who voted supported the proposal to increase authorized shares, but the proposal failed because insufficient shares were voted.
The Board believes that if the number of shares outstanding and entitled to vote at the Special Meeting and voting in favor of any one or more of the proposals presented at the Special Meeting is insufficient to approve either Proposal 1 or Proposal 2 (or both), it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals. In this Proposal 3, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal 3, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1 or Proposal 2 (or both).
Adjournment Process and Timing
If Proposal 3 is approved and the Special Meeting is adjourned, the Company intends to use the adjournment period to continue soliciting proxies from stockholders who have not yet voted or who voted against Proposal 1 or Proposal 2. The length of any adjournment will depend on the number of additional votes needed and the Company’s assessment of the time required to obtain them. The Company does not currently anticipate that any adjournment would exceed 30 days, although the Board retains discretion to determine the appropriate length of any adjournment.
If the Special Meeting is adjourned for more than 30 days, or if a new record date is fixed for the adjourned meeting, the Company will provide notice of the adjourned meeting to stockholders as required by Delaware law and the Company’s bylaws. If the adjournment is for 30 days or less and no new record date is fixed, no additional notice will be required, and the time, date, and location of the adjourned meeting will be announced at the Special Meeting.
Vote Required for Approval
A quorum being present, the affirmative vote of the holders of a majority of the votes properly cast is required for this Proposal 3. Abstentions and broker non-votes will not have an effect on the outcome of this Proposal 3. Because Proposal 3 relates in part to Proposal 1, which is a non-routine matter under NYSE rules, broker non-votes may occur on this proposal.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 3.

RELATED PARTY TRANSACTIONS POLICIES AND PROCEDURES AND TRANSACTIONS WITH RELATED PERSONS
Related Party Transaction Policy
The Board has adopted a written related party transaction policy that requires the Company’s General Counsel, together with outside counsel as necessary, to evaluate potential transactions in which the Company is a participant and in which a related party or an affiliate of a related party has an interest prior to the Company entering into any such transaction to determine whether such contemplated transaction requires the approval of the Board, the Audit Committee, both or neither. The policy defines a “related party” as: (i) the Company’s directors or executive officers, (ii) the Company’s director nominees, (iii) security holders known to the Company to beneficially own more than 5% of any class of the Company’s voting securities, or (iv) the immediate family members of any of the persons listed in items (i) – (iii).
Since January 1, 2024, there was no transaction or series of similar transactions to which the Company was or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related party had or will have a direct or indirect material interest.

PRINCIPAL STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of our common stock as of November 12, 2025:
•
all persons known by us to have beneficially owned 5% or more of our common stock;

•
each director of the Company;

•
the named executive officers; and

•
all current executive officers, directors, and nominees as a group.

The beneficial ownership of the stockholders listed below is based on publicly available information and from representations of such stockholders.
	Shares Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number	Percentage (%)
BlackRock, Inc.(3)	98,183,530	7.1%
Andrew J. Marsh	1,033,807	*
Paul B. Middleton(4)	3,048,139	*
Gerard L. Conway, Jr.	352,633	*
Dean C. Fullerton	10,481	*
Colin M. Angle	100,843	*
Mark J. Bonney	200,448	*
Maureen O. Helmer	357,606	*
Patrick Joggerst	186,785	*
Gregory L. Kenausis	451,973	*
Kavita Mahtani	218,470	*
George C. McNamee(5)	1,121,027	*
Gary K. Willis	673,857	*
All current executive officers and directors as a group (14 persons)(6)	8,234,985	0.01%

*
Represents less than 1% of the outstanding shares of our common stock.

(1)
Unless otherwise indicated, we believe that each stockholder named in the table above has sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise indicated by footnote, the mailing address for each stockholder is c/o Plug Power Inc. 125 Vista Boulevard, Slingerlands, New York 12159.

(2)
The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of November 12, 2025, through the exercise of any warrant, stock option or other right. The inclusion in this table of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of our common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options, warrants or other rights held by such person that are exercisable within 60 days of November 12, 2025 but excludes shares of common stock underlying options, warrants or other rights held by any other person. Percentage of beneficial ownership is based on 1,392,893,867 shares of common stock outstanding as of November 12, 2025. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of common stock beneficially owned by the stockholder.

(3)
Information is based on a Schedule 13G/A filed with the SEC on October 17, 2025. BlackRock, Inc. reported sole voting power over 95,615,875 and sole dispositive power over 98,183,530. The address of the principal business office of BlackRock, Inc. is 50 Hudson Yards New York, NY 10001.

(4)
Includes 434,028 shares of restricted common stock vesting within 60 days of November 12, 2025.

(5)
Includes 300,000 shares of common stock held by a family trust, 191 shares of common stock owned by Mr. McNamee’s spouse, and 315 shares of common stock owned by Mr. McNamee’s children.

(6)
Consists of the shares of common stock reflected in notes (4) and (5) and includes shares of common stock beneficially owned by Jose Luise Crespo and Benjamin Haycraft, each of whom is an executive officer but was not a named executive officer in the last fiscal year.

SUBMISSION OF STOCKHOLDER PROPOSALS OR DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING OF STOCKHOLDERS
As previously disclosed in our proxy statement filed with the SEC on June 9, 2025, any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at the 2026 annual meeting of stockholders must be received by the Company on or before February 9, 2026 to be eligible for inclusion in the Company’s proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any such proposal should be mailed to: Corporate Secretary, Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.
Any stockholder proposals (including nominations for election to the Board) intended to be presented at the Company’s 2026 annual meeting of stockholders, other than a stockholder proposal submitted pursuant to Rule 14a-8, must be received in writing at the principal executive office of the Company no earlier than March 5, 2026 and no later than April 4, 2026. If the date of the 2026 annual meeting of stockholders is scheduled for a date more than 30 days before or more than 60 days after July 3, 2026, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2026 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made, as set forth in the Company’s Bylaws. Stockholder proposals must include all supporting documentation and satisfy other requirements required by the Company’s Bylaws. Proxies solicited by the Board will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 4, 2026.
Stockholder nominees and the required notice should be mailed to: Plug Power Inc., Attention: Corporate Secretary, 125 Vista Boulevard, Slingerlands, New York 12159.
We also encourage you to submit any such proposals and required notices via email at investors@plugpower.com.
AVAILABLE INFORMATION
We file reports, information statements and other information, including annual and quarterly reports on Form 10-K and Form 10-Q, respectively, with the SEC. The SEC maintains a website on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).
Any person who was a beneficial owner of our common stock on the Record Date may request a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such Record Date. Requests should be directed to Plug Power Inc., Attention: Corporate Secretary, 125 Vista Boulevard, Slingerlands, New York 12159.
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual and quarterly reports and proxy statements are available via the Internet. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. Your electronic delivery enrollment will be effective until you cancel it.
In addition, the SEC has adopted rules that allow a company to deliver a single proxy statement or other proxy materials to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. If a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Plug Power Inc., 125 Vista Boulevard, Slingerlands, New York 12159, Attn: Investor Relations or call the Company at (518) 782-7700 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our notice or proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.
OTHER MATTERS
As of the date of this proxy statement, we do not know of any matters to be submitted to the stockholders at the Special Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

APPENDIX A
SIXTH CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PLUG POWER INC
(Pursuant to Section 242
of the General Corporation Law of the State of Delaware)
Plug Power Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:   Upon the effectiveness of this Sixth Amendment (the “Sixth Amendment”) to the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the first paragraph of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:
“The total number of shares of capital stock which the Corporation shall have the authority to issue is Three Billion Five Million (3,005,000,000) shares, of which (i) Three Billion (3,000,000,000) shares shall be common stock, par value $0.01 per share (the “Common Stock”), and (ii) Five Million (5,000,000) shares shall be preferred stock, par value $0.01 per share (the “Undesignated Preferred Stock).”
SECOND:   Upon the effectiveness of this Sixth Amendment, the fifth paragraph of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:
“Except as otherwise provided in any certificate of designation of any series of Undesignated Preferred Stock, and notwithstanding anything to the contrary in Article IX of this Amended and Restated Certificate of Incorporation or otherwise, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the requisite vote of the holders of the capital stock of the Corporation entitled to vote thereon as provided in Section 242(d)(2) of the DGCL, and no vote of the holders of either the Common Stock or Undesignated Preferred Stock voting separately as a class shall be required therefor irrespective of the provisions of Section 242(b)(2) of the DGCL.”
THIRD:   The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Sixth Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by Andrew Marsh, its Chief Executive Officer, this      day of      , 202 .
PLUG POWER INC.
By:
Name:
Title:

A-1

PLUG POWER INC.C/O BROADRIDGE CORPORATE ISSUER SOLUTIONSP.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. ET on January 14, 2026. Have your notice or proxy card in hand when youaccess the website, which will contain your voter control number, and follow the instructionsto obtain your records.During The Meeting - Go to www.virtualshareholdermeeting.com/PLUG2026SMYou may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon January 14, 2026. Have your notice or proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717. Your proxy card must be received by 11:59 P.M. ET on January 14, 2026.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V81479-S25957KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote "FOR" proposals 1, 2 and 3.For Against AbstainThe Board of Directors recommends you vote "FOR" proposals 1, 2 and 3.1. The approval of an amendment to the Company's charter to adjust the voting requirements for certain future amendments to the charter to align withSection 242(d)(2) of the Delaware General Corporation Law.2. The approval of an amendment to the Company's charter to increase the number of authorized shares of the Company's common stock from1,500,000,000 to 3,000,000,000 shares.3. The approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there areinsufficient votes for the approval of Proposal 1 or Proposal 2.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.V81480-S25957Special Meeting of the Stockholders ofPLUG POWER INC.January 15, 2026 at 10:00 AM Eastern TimeSOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, andhereby appoint(s) each of Andrew J. Marsh and Gerard L. Conway, Jr., as proxies, each with the power to appoint his substitute,and authorize(s) them to represent and to vote all of the shares of common stock of PLUG POWER INC. that the stockholder(s)is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, Eastern Time, on January 15, 2026, overthe Internet at www.virtualshareholdermeeting.com/PLUG2026SM, and at any adjournment or postponement thereof, upon thematters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated , 2025.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNEDSTOCKHOLDER. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE APPROVALOF AN AMENDMENT TO THE COMPANY’S CHARTER TO ADJUST THE VOTING REQUIREMENTS FOR CERTAIN FUTUREAMENDMENTS TO THE CHARTER TO ALIGN WITH SECTION 242(D)(2) OF THE DELAWARE GENERAL CORPORATION LAWIN PROPOSAL 1, "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO INCREASE THE NUMBEROF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 1,500,000,000 TO 3,000,000,000 SHARES INPROPOSAL 2, AND "FOR" THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE ORDATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES FORTHE APPROVAL OF PROPOSAL 1 OR PROPOSAL 2 IN PROPOSAL 3. THIS PROXY WILL BE VOTED IN THE DISCRETIONOF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.